DESCRIPTION OF DEBT AND LEASES
   AS OF NOVEMBER 30, 1995


INDEBTEDNESS (other than capitalized rentals)
                                         Outstanding     Due
           Lender               Rate      Balance        Date

  Merrill Lynch                   6.75%   $4,300,000    01-Oct-98

  Istituto Mobilare Italiano      9.00%   $3,144,500    30-Jun-01

  Centrobanca                     9.00%   $3,144,500    01-Jul-01

  Decatur IRB                72% of Prime $3,000,000    01-Dec-10
                             to 12/1/95,
                             adjustable
                             thereafter

  Youngs Notes                    5.86%   $2,457,318    12-Sep-96

  Banque Nationale de Paris       7.59%   $2,192,430    06-Aug-01

  CIC - Union Europeene           7.75%   $2,105,348    06-Aug-01
  International Et Cie

  State Street Bank               9.64%   $1,141,050    28-Jul-98

  Istituto Mobilare Italiano      4.50%   $743,619     01-Jul-02

  Midlantic Bank, as Trustee      7.38%   $610,000     01-Sep-04

  Istituto Mobilare Italiano      5.50%   $298,466     01-Jul-98


  OVERDRAFTS / SHORT TERM DEBT

 France - Sofibel                       $4,571,319
        - Sante Beaute                      $1,445

  Italy - Laboratori Bouty               $4,057,499
        - Technogenetics                 $2,937,944


CAPITALIZED LEASES
                             Principal    Interest      Total

  France                      $150,770     $33,315      $184,085

  Spain                        $19,419      $2,123       $21,542

SECURED INDEBTEDNESS

            NONE